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                                                                   EXHIBIT 10.26

                                                                  EXECUTION COPY

                               SEVERANCE AGREEMENT

                  This Severance Agreement ("Agreement") is entered into between Gregg Gorelick (the "Executive") and NTL Incorporated (the "Company") as of July 23, 2003.

                               W I T N E S S E T H

                  WHEREAS, the Executive is currently employed by the Company pursuant to an employment agreement, dated January 10, 2003, that is attached hereto as Exhibit A (the "Employment Agreement");

                  WHEREAS, the Company and the Executive agree that the Executive's employment will terminate on August 15, 2003 (the "Termination Date");

                  WHEREAS, the Executive and the Company wish to outline the terms and conditions of a termination of the Executive's employment on the Termination Date, so that the Executive and the Company can settle, fully and finally, all matters between them; and

                  NOW THEREFORE, the Executive and the Company, intending to be legally bound, hereby agree as follows:

                  1. EFFECTIVENESS. This Agreement will become effective as of the date hereof; provided that if the Executive either does not sign the release attached hereto as Exhibit B (the "Release") on, or within the eight calendar days prior to, the Termination Date, or revokes the Executive's consent to the Release under Paragraph 4(b) of the Release within the seven calendar days following the signing of the Release, the Company shall not be obligated to make the payments sets forth in Paragraphs 2(b), 2(d) and 2(e) of this Agreement. Provided that the Executive does not revoke the Executive's consent to the Release, the term "Payment Date" will mean the eighth calendar day after the date on which the Executive signs the Release.

                  2.       TERMINATION OF EMPLOYMENT; SEVERANCE.

                           (a)      The Company agrees that, unless earlier
terminated as provided herein, the Company shall continue to employ the Executive at the Executive's current location, to pay the Executive's "Base Salary" (as defined in the Employment Agreement) at the rate in effect as of the date of this Agreement, to reimburse the Executive for all reasonable business expenses, incurred in connection with the Executive's duties, pursuant to the Company's policies, and to allow the Executive to participate in the Company's benefit programs until the Termination Date, upon which date the Executive's employment with the Company and its affiliates shall cease; provided, however, that nothing herein shall impair the Company's right to terminate the Executive's employment for "Cause" (as defined in the Employment Agreement and modified herein) prior to the Termination Date or the Executive's right to terminate the Executive's employment for a "Constructive Termination Without Cause" (as defined in the Employment Agreement and modified herein). As of the date of this Agreement, the Company is not aware of any events, omissions or circumstances, individually or in the aggregate, constituting Cause under the Employment Agreement with respect to the Executive. The

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Executive acknowledges and agrees that (i) the Executive is not aware of any events, omissions or circumstances that have occurred on or prior to the date of this Agreement which, individually or in the aggregate, constitute a "Constructive Termination Without Cause" under the Employment Agreement and (ii) no diminution of the Executive's title, position, duties or authorities which may occur following the date of this Agreement shall, individually or in the aggregate, constitute a Constructive Termination Without Cause if such diminution occurs as a result of the transitioning of the Executive's title, position, duties or authorities to a successor. Further, the Executive's failure to perform duties which are inconsistent with the Executive's title, position, duties or authorities as set forth in the Employment Agreement shall not constitute Cause; provided, however, that the Executive acknowledges and agrees that the transitioning of the Executive's title, position, duties or authorities to a successor is not inconsistent with the Executive's title, position, duties or authorities as set forth in the Employment Agreement.

                           (b)      The Company acknowledges that the Executive
is a participant in the Company's annual bonus program (the "Bonus Plan"). Exhibit C hereto sets forth the performance goals under the Bonus Plan applicable to the period commencing January l, 2003 and ending June 30, 2003 and the potential amounts that may become payable to the Executive based on the extent to which such performance goals are achieved. The Company shall use commercially reasonable efforts to determine, prior to the Payment Date, the extent to which the Company has achieved such performance goals. In the event that such efforts fail, the Company will make such determination as soon thereafter as practicable. The date upon which the Company makes such determination is the "Bonus Determination Date." In the event that, pursuant to the terms of the Bonus Plan, the Executive becomes entitled to a payment in respect of the six-month period ending June 30, 2003, the Company shall pay such amount to the Executive on the "Bonus Payment Date." The Bonus Payment Date shall be the later of the Payment Date or ten business days following the Bonus Determination Date. The Executive hereby waives any right to a bonus of any kind relating to the period between July 1, 2003 and the Termination Date. Such bonus shall be paid as follows: (1) one-half in cash and (ii) one-half in shares of Company common stock having a "Fair Market Value" (as defined below) equal to one-half of such bonus. The Company shall issue, on the Bonus Payment Date, an instruction to the Company's transfer agent, authorizing such transfer agent to deliver immediately such shares to the Executive. For purposes of the foregoing, "Fair Market Value" shall mean the closing price of the Company's common stock as quoted on the NASDAQ Stock Market quotation system on the last business day prior to the Bonus Payment Date.

                           (c)      Upon any termination of the Executive's
employment with the Company and its affiliates, the Company shall pay to the Executive (or the Executive's estate, if applicable) any earned but unpaid portion of the Executive's Base Salary, any unpaid business expenses incurred prior to the termination of employment in accordance with Company policy, vacation pay as determined and calculated by Paragraph 8 of this Agreement, and any benefits that may be due to the Executive (or the Executive's estate, if applicable) under any employee benefit plans of the Company, including benefits which may become payable upon a termination of the Executive's employment by reason of the Executive's death or because the Executive has become "Disabled" (as defined in the Employment Agreement).

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                           (d)      If the Executive is employed through the
Termination Date or if, prior to the Termination Date, the Company terminates the Executive's employment other than for "Cause" (as defined in the Employment Agreement and modified herein) or a "Constructive Termination Without Cause" (as defined in the Employment Agreement and modified herein) occurs, the Company shall (i) pay to the Executive on the Payment Date any Base Salary earned, or which would have been earned, through the Termination Date; (ii) pay to the Executive on the Payment Date a lump sum cash payment equal to three times the Executive's Base Salary; (iii) at the Executive's election (which the Executive must make on or prior to August 1, 2003), and in satisfaction of the Company's obligations, if any, under the statutory scheme commonly known as "COBRA," either (x) provide continued medical benefits covering the Executive and the Executive's qualifying dependents under the Company's group health plan currently covering employees resident in the Company's New York office (the "Group Health Plan"), with the Company to pay for such coverage for the period commencing August 16, 2003 through August 15, 2004 and the Executive to pay for such coverage from August 16, 2004 through February 15, 2005; provided, however, that in the event that the Company's insurance carrier terminates such coverage, the Company agrees to pay to the Executive a pro rata portion of the Cash Payment Option (as defined below) from the date upon which the insurance carrier terminates such coverage through August 15, 2004; or (y) pay on the Payment Date an amount in cash equal to the sum of (1) the total annual premium, as in effect on the date of execution of this Agreement, payable with respect to the Executive's current medical benefits coverage (including coverage with respect to the Executive's qualifying dependents) under the Group Health Plan plus (2) an amount equal to fifty percent (50%) of the amount described under clause (1) above (the "Cash Payment Option"); and (iv) furnish to the escrow agent specified in that certain escrow agreement, dated April 16, 2003, among the Company and certain Company executives, including the Executive (the "Escrow Agreement"), an instruction in the form attached hereto as Exhibit D on the Payment Date; provided, however, that, in the event of the Executive's death prior to the date on which such shares are released, such shares shall be issued to the Executive's beneficiary or estate, as applicable.

                           (e)      In the event that, prior to the Termination
Date, the Executive terminates the Executive's employment with the Company and its affiliates for any reason, in addition to any other payments or benefits to which the Executive is entitled under Company benefit plans or otherwise, the Executive and the Executive's qualified dependants shall be entitled to the benefits set forth in Paragraph 2(d)(iii) of this Agreement. In the event that, prior to the Termination Date, the Executive's employment with the Company is terminated due to the Executive's death, in addition to any other payments or benefits to which the Executive is entitled under Company benefit plans or otherwise, the Executive and the Executive's qualified beneficiaries or estate, as applicable, shall be entitled to the benefits set forth in Paragraphs 2(d)(i), (iii) and (iv) and in Paragraph 2(d)(ii) less any amounts received by the Executive's estate pursuant to any death benefits under any plans, programs, policies and arrangements of the Company as are then in effect. In the event that the Executive dies, the legal representative of the Executive's estate shall execute the Release on behalf of the Executive's estate.

                           (f)      Contemporaneously with the execution of this
Agreement, the Executive shall execute and deliver a letter in the form attached hereto as Exhibit E, resigning as of the Termination Date from any and all boards and office or director positions, if any, with the

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Company and any of its parents, subsidiaries or affiliates, and any other documents necessary to effectuate such resignation.

                  3.       EXECUTIVE'S COVENANTS, CONFIDENTIALITY.

                           (a)      The Executive reaffirms, and agrees to
comply with, all of the Executive's obligations in Section 7(h) and Section 9 of the Employment Agreement. Notwithstanding the foregoing, nothing in Section 9 of the Employment Agreement or Paragraph 3(b) of this Agreement shall prohibit the Executive from disclosing the conditions of the Executive's separation from the Company.

                           (b)      The Executive also agrees to keep
confidential the terms and conditions of this Agreement, except that the Executive may disclose such information (i) as may be required in the course of obtaining legal advice with respect to the rights and obligations created hereby, (ii) as may be required in the preparation of foreign, federal, state or local tax returns, (iii) as may be needed to explain the circumstances of the Executive's separation from the Company, (iv) as may be required in the enforcement or implementation of this Agreement, or (v) as may be required to respond to a subpoena, court order or similar legal process; provided, however, that prior to making any such disclosure, the Executive shall provide the Company with written notice of the subpoena, court order or similar legal process sufficiently in advance of such disclosure to afford the Company a reasonable opportunity to challenge the subpoena, court order or similar legal process.

                  4. NO ADMISSION OF WRONGDOING. Nothing herein is to be deemed to constitute an admission of wrongdoing by the Company or any of the other Company Releasees (as defined in Exhibit B) or the Executive.

                  5. CONSULTATION WITH ATTORNEY/VOLUNTARY AGREEMENT. The Executive acknowledges that (i) the Company has advised the Executive of the Executive's right to consult with an attorney of the Executive's choosing prior to signing this Agreement, (ii) the Executive has consulted with an attorney regarding the terms of this Agreement prior to executing it, (iii) the Executive has carefully read and fully understands all of the provisions of this Agreement and (iv) the Executive is entering into this Agreement knowingly, freely and voluntarily in exchange for good and valuable consideration.

                  6. STOCK OPTIONS. The Executive acknowledges that the Executive has received the Non-Qualified and Incentive Stock Option Notice, dated April 11, 2003, attached hereto as Exhibit F (the "Stock Option Notice") and there are no other option grants to which the Executive is entitled.

                  7.       FORM S-8; OPINIONS OF COUNSEL.

                           (a)      The Company agrees that, if it has not
already done so, as soon as possible following the date hereof, it will file a Form S-8, pursuant to the Securities Act of 1933, as amended, to register the shares of the Company's common stock that (i) have been issued pursuant to payment of the Consummation Bonus (within the meaning of Section 4(a) of the Employment Agreement) and currently held in escrow pursuant to the Escrow Agreement, (ii) may be issued as partial payment of the Executive's bonus pursuant to Section 2(b) hereof and

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(iii) may be issued upon the exercise of the option evidenced by the Stock
Option Notice (subparagraphs (a)(i)-(iii) of this Paragraph 7 being collectively, the "Company Shares").

                           (b)      Prior to the Termination Date, the Company
shall obtain, at the Company's sole expense, an opinion from the Company's counsel to the effect that the Company Shares are, or will be when issued, (i) validly issued, fully paid and nonassessable and (ii) not "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act of 1933, as amended.

                  8. UNUSED VACATION. As of June 20, 2003, the Executive is entitled to twenty-five (25) vacation days through the Termination Date. The Company with the mutual consent of the Executive, which consent shall not be unreasonably withheld, shall schedule the Executive for a minimum of nine (9) vacation days between June 20, 2003 and the Termination Date, provided, however, that in the event that the Executive unreasonably withholds the Executive's consent, the Company will schedule such days for the Executive at the Company's sole discretion. As part of the Company's final paycheck to the Executive on the Termination Date, the Company shall pay up to sixteen (16) vacation days, less the number of vacation days taken by the Executive following June 20, 2003 in excess of nine vacation days, at a rate equal to the product of the Executive's Base Salary divided by 250 days.

                  9. WITHHOLDING. The Company shall be entitled to withhold from amounts to be paid to the Executive hereunder any foreign, federal, state or local withholding or other taxes which it is from time to time required by law to withhold.

                  10.      CONSULTING PERIOD.

                           (a)      On or before July 1, 2003, the Company may
elect in its sole discretion, in a writing delivered to the Executive, whether the Executive shall continue to perform services as an independent contractor for the Company following the Termination Date. If the Company makes such an election, the Executive shall be available to perform consulting services related to the preparation of Registration Statements and Forms 10-Q and 10-K and other services that are consistent with the services which Executive rendered in connection with the Executive's prior position as Vice President-Controller for the Company (the "Consulting Duties"), which may occupy substantially all of the Executive's available working time during ordinary business hours, from August 16, 2003 until November 15, 2003 (the "Consulting Period"). During the Consulting Period, the Company shall pay to the Executive a consulting fee twice a month (on the 15th and at the end of any month for which a consulting payment is due) based on a per annum rate of $450,000. The Company shall permit the Executive to perform substantially all of the consulting duties and services from the Executive's home office located in New Jersey. The Company shall also reimburse the Executive, following the submission of appropriate documentation, for any reasonable out-of-pocket business expenses that the Executive may incur in connection with the Consulting Duties; provided, however, that the Executive must obtain the Company's approval prior to incurring any individual expense in excess of $50.

                           (b)      The Executive's relationship to the Company
during the term of the Consulting Period shall only be that of an independent contractor and the Executive shall

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perform all services during the Consulting Period as an independent contractor.
The Executive shall not provide any services under the Company's name. Neither the Company nor the Executive shall hold out the Executive as an employee of the Company. The manner, means, details or methods by which the Executive performs the Executive's obligations under this Paragraph 10 shall be solely within the discretion of the Executive. The Company shall not have the authority to, nor shall it, supervise, direct or control the manner, means, details or methods utilized by the Executive to perform the Executive's obligations under this Paragraph 10.

                           (c)      The Executive acknowledges that the
Executive is solely responsible for paying all federal, state, and local income or business taxes, including estimated taxes, self-employment and any other taxes, fees, additions to tax, interest or penalties which may be assessed, imposed, or incurred as a result of the compensation provided to the Executive by the Company during the Consulting Period. To the maximum extent permitted by law, the Executive shall indemnify and hold harmless the Company from and against all claims, losses, liabilities, damages, causes of action, costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys' fees) which the Company may suffer or incur in connection with the Executive's failure to pay any amounts required to be paid under this Paragraph 10.

                           (d)      Except as provided in this Agreement, the
Executive shall not be entitled to the rights or fringe benefits afforded to employees of the Company, including health insurance, dental insurance, disability insurance, unemployment insurance, 401 (k) plans, stock options plans, or any other policy or plan applicable to employees of the Company.

                           (e)      Without prejudice to any claim that the
Company may have for actual damages, in the event of a breach by the Executive of this Paragraph 10, the Company shall not offset or seek against the Executive any amounts owed or previously paid to the Executive under this Agreement.

                  11. NO ORAL MODIFICATION; NO WAIVERS. This Agreement may not be changed orally, but may be changed only in a writing signed by the Executive and a duly authorized representative of the Company. The failure of the Executive or the Company to enforce any of the terms, provisions or covenants of this Agreement will not be construed as a waiver of the same or of the right of such party to enforce the same. Waiver by either the Executive or the Company of any breach or default by the other party of any term or provision of this Agreement will not operate as a waiver of any other breach or default.

                  12. ASSIGNMENT. This Agreement is personal to the Executive and may not be assigned by the Executive, and is binding on and shall inure to the benefit of the Company and the other Company Releasees.

                  13. DESCRIPTIVE HEADINGS. The paragraph headings contained herein are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.

                  14. ENFORCEABILITY. In the event that any one or more of the provisions of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability

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of the remainder hereof will not in any way be affected or impaired thereby and any such provision or provisions will be enforced to the fullest extent permitted by law.

                  15. MODIFICATION OF EMPLOYMENT AGREEMENT. Sections 2, 3, 4, 5 and 6 in their entirety and Subsections (a)-(g) of Section 7 of the Employment Agreement are hereby null and void. The remaining provisions of the Employment Agreement shall remain in full force and effect according to their terms, as such terms have been modified herein. For the sake of clarity, for purposes of this Agreement, the definition of "Disabled" shall be the definition contained in Section 7(a) of the Employment Agreement, the definition of "Constructive Termination Without Cause" shall be the definition contained in
Section 7(e)(i) of the Employment Agreement (as modified by this Agreement) and the definition of "Cause" shall be the definition contained in Section 7(e)(iii) of the Employment Agreement (as modified by this Agreement).

                  16. ENTIRE AGREEMENT. This Agreement, the Employment Agreement (as modified by this Agreement) and the Release set forth the entire understanding between the Executive and the Company and supersede all prior agreements, representations, discussions, and understandings concerning the subject matter hereof. The Executive represents that, in executing this Agreement, the Executive has not relied upon any representation or statement made by the Company or any other Company Releasees, other than those set forth herein, with regard to the subject matter, basis or effect of this Agreement or otherwise.

                  17. GOVERNING LAW. This Agreement shall be construed and enforced according to the laws of the State of New York, without giving effect to its principles of conflicts of law.

                  18. ATTORNEYS' FEES. In the event that the Executive brings an action to enforce the Executive's rights under this Agreement and the Executive prevails in any such action, the Company will reimburse the Executive for all reasonable attorneys' fees and costs incurred by the Executive in any such action for the claims in which the Executive prevails.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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                  IN WITNESS WHEREOF, the Executive and a duly authorized
representative of the Company have executed this Agreement on the dates indicated below.

EXECUTIVE                      NTL INCORPORATED

/s/ Gregg Gorelick   7/23/03   /s/ J. Barclay Knapp                     6/18/03
------------------   -------   --------------------                     --------
Gregg Gorelick       Date      J. Barclay Knapp                         Date
                               President - Chief Executive Officer
                               NTL Incorporated

                                    EXHIBIT A

  EMPLOYMENT AGREEMENT, DATED AS OF JANUARY 10, 2003 BETWEEN NTL COMMUNICATIONS
   CORP. AND GREGG GORELICK (INCORPORATED BY REFERENCE TO EXHIBIT 10.14 OF NTL INCORPORATED'S REGISTRATION STATEMENT ON FORM S-1 (FILE NO. 333-103135) FILED
               ON FEBRUARY 12, 2003, AS AMENDED ON JUNE 25, 2003)

                                    EXHIBIT B

                                     RELEASE

                  This Release ("Release") is entered into between Gregg Gorelick (the "Executive") and NTL Incorporated (the "Company") on the dates indicated below.

                  1.       EXECUTIVE RELEASE.

                           (a)      The Executive, on behalf of the Executive,
the Executive's heirs; executors, administrators, successors and assigns, hereby irrevocably, unconditionally, voluntarily, knowingly and willingly releases and forever discharges the Company, its parents, their subsidiaries, divisions and affiliates, together with their respective officers, directors, partners, shareholders, employees, agents, attorneys and representatives; and any of their predecessors and successors and each of their estates, heirs and assigns (collectively, the "Company Releasees"), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, rights, costs, losses, causes of action and demands, debts or expenses of any nature whatsoever, known or unknown, that the Executive or the Executive's heirs, executors, administrators, successors or assigns ever had, now have or hereafter can, will or may have against the Company or the Company Releasees by reason of any matter, cause or thing whatsoever from the beginning of time to the date of this Release, except as set forth in Paragraph 1(b) below, including, but not limited to, any rights or claims relating in any way to (i) the Executive's employment relationship with the Company or the Company's decision to terminate the Executive's employment, (ii) all claims for attorneys' fees, punitive or consequential damages and (iii) all claims arising under any federal, state and local labor, employment and/or anti-discrimination laws including, without limitation, the federal Age Discrimination in Employment Act of 1967, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1990, the Americans with Disabilities Act of 1990, the Employee Retirement Income Security Act of 1974, the Family and Medical Leave Act of 1993, the New York State and City Human Rights Law, each as amended, and any other federal, state, local or foreign law or judicial decision. The Executive further agrees that the Company does not owe the Executive any further wages, compensation or benefits, except the wages, compensation and benefits specifically enumerated in the severance agreement to which this Release is attached (the "Severance Agreement").

                           (b)      Nothing in this Release shall be deemed to
release (1) the Executive's right to indemnification under Section 10 of the Employment Agreement, or any other indemnification rights that may exist under Delaware law or pursuant to the Company's certificate of incorporation or by-laws, (ii) the Executive's right to any vested benefit under the Company's 401 (k) plan and any options granted pursuant to the 2003 NTL Incorporated Stock Option Plan or (iii) the Executive's rights as set forth under the Severance Agreement.
                           (c)      The Executive acknowledges and agrees that
the Company has fully satisfied any and all obligations owed to the Executive arising out of the Executive's employment with the Company, and no further sums are owed to the Executive by the Company or any of the other Company Releasees, except as expressly provided in the Severance Agreement.

                           (d)      The Executive represents that the Executive
has no complaints, charges or lawsuits pending against the Company or any of the other Company Releasees. The Executive acknowledges and agrees that the Executive and the Executive's heirs, executors, administrators, successors or assigns shall not, directly or indirectly, be entitled to any personal recovery in any lawsuit or other claim against the Company or any other Company Releasees based on any event arising out of the matters released in this Paragraph 1.

                  2. COMPANY RELEASE. The Company knowingly and willingly releases and forever discharges the Executive from any and all charges, complaints, claims, promises, agreements, controversies, causes of action and demands of any nature whatsoever that the Company now has or hereafter can, shall or may have against the Executive by reason of any matter, cause or thing whatsoever arising from the beginning of time to the date of this Release, provided, however, that nothing herein is intended to release any claim the Company may have against the Executive for any illegal conduct. Notwithstanding the foregoing, the release set forth in this paragraph shall not release the Executive from the Executive's obligations in the Severance Agreement or any of Executive's continuing obligations in the Employment Agreement.

                  3. CONSULTATION WITH ATTORNEY/VOLUNTARY AGREEMENT. The Executive acknowledges that (i) the Company has advised the Executive of the Executive's right to consult with an attorney of the Executive's choosing prior to signing this Release, (ii) the Executive has consulted with an attorney regarding the terms of this Release prior to executing it, (iii) the Executive has carefully read and fully understands all of the provisions of this Release and (iv) the Executive is entering into this Release, including the releases set forth in Paragraph 1 above, knowingly, freely and voluntarily in exchange for good and valuable consideration.

                  4.       CONSIDERATION & REVOCATION PERIOD.

                           (a)      The Executive acknowledges that the
Executive has been given at least forty-five (45) calendar days to consider the terms of this Release, as well as the information attached hereto.

                           (b)      The Executive will have seven (7) calendar
days from the date on which the Executive signs this Release to revoke the Executive's consent to this Release. The Executive shall make such revocation in writing and shall send such writing to J. Barclay Knapp, NTL Incorporated, 110 East 59th Street, 26th Floor, New York, New York 10022, fax number: (212) 752-1157. The Company must receive such notice of revocation within the seven
(7) calendar days referenced above. Provided that the Executive does not revoke this Release, this Release shall become effective on the eighth calendar day after the date on which the Executive signs this Release.

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                           (c)      In the event of a revocation under Paragraph
4(b) of this Release by the Executive, Paragraphs 2(b), 2(d) and 2(e) of the Severance Agreement and this Release in its entirety shall become null and void. In the event the Company fails to execute this Release, the provisions of Paragraph 1 of this Release shall become null and void.

                  5. NO ADMISSION OF WRONGDOING. Nothing herein is to be deemed to constitute an admission of wrongdoing by the Company or any of the other Company Releasees or the Executive.

                  6. NO ORAL MODIFICATION; NO WAIVERS. This Release may not be changed orally, but may be changed only in a writing signed by the Executive and a duly authorized representative of the Company. The failure of the Executive or the Company to enforce any of the terms, provisions or covenants of this Release will not be construed as a waiver of the same or of the right of such party to enforce the same. Waiver by either the Executive or the Company of any breach or default by the other party of any term or provision of this Release will not operate as a waiver of any other breach or default.

                  7. ASSIGNMENT. This Release is personal to the Executive and may not be assigned by the Executive, and is binding on and shall inure to the benefit of the Company and the other Company Releasees.

                  8. DESCRIPTIVE HEADINGS. The paragraph headings contained herein are for reference purposes only and will not in any way affect the meaning or interpretation of this Release.

                  9. ENFORCEABILITY. In the event that any one or more of the provisions of this Release is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remainder hereof will not in any way be affected or impaired thereby and any such provision or provisions will be enforced to the fullest extent permitted by law.

                  10. ENTIRE AGREEMENT. This Release, the Severance Agreement and the Employment Agreement (as modified by the Severance Agreement) set forth the entire understanding between the Executive and the Company and supersede all prior agreements, representations, discussions, and understandings concerning the subject matter hereof. The Executive represents that, in executing this Release, the Executive has not relied upon any representation or statement made by the Company or any other Company Releasees, other than those set forth herein, with regard to the subject matter, basis or effect of this Release or otherwise.

                  11. GOVERNING LAW. This Release shall be construed and enforced according to the laws of the State of New York, without giving effect to its principles of conflicts of law.

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

                  IN WITNESS WHEREOF, Executive and a duly authorized representative of the Company have executed this Release on the dates indicated below.

EXECUTIVE                    NTL INCORPORATED

______________   _____       ____________________________                 ______
Gregg Gorelick   Date        J. Barclay Knapp                             Date
                             President - Chief Executive Officer
                             NTL Incorporated

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

                              ATTACHMENT TO RELEASE

1. The decisional unit is all employees who work out of, or are affiliated with, the New York office of the Company.

2. In connection with transferring certain functions to its United Kingdom office, the Company has decided to reduce its New York workforce on August 15, 2003 (the "Termination Date").

3. All full-time employees of the Company, other than employees with individual severance agreements or employment agreements in effect or whose employment is covered by a collective bargaining agreement, are eligible for certain severance benefits under the NTL Incorporated Severance Plan (the "Plan-Based Severance") upon a termination without "Cause" (as defined in the
Plan).

4. Employees with employment agreements are eligible for certain severance benefits upon a termination without "Cause" (as defined in each individual employment agreement) under the terms of their individual employment agreements (the "Agreement-Based Severance").

5. All employees will have forty-five (45) calendar days to consider the terms of the Release. All employees must sign the release on, or-within the eight calendar days prior to, August 15, 2003. Once an employee signs the Release, such employee will have seven (7) calendar days to revoke the Release.

6. The following is a list of all employees, who work out of or are affiliated with the New York office, by title, age and whether they are eligible for the Plan-Based Severance, Agreement-Based Severance or not presently eligible for either:

------------------------------------------------------------------------------------------
                                          PLAN-BASED     AGREEMENT-BASED     NOT PRESENTLY
        JOB TITLE                AGE      SEVERANCE         SEVERANCE          ELIGIBLE
------------------------------------------------------------------------------------------
ACCOUNTING CLERK                 23           X
------------------------------------------------------------------------------------------
ADMINISTRATIVE ASSISTANT         29           X
------------------------------------------------------------------------------------------
ADMINISTRATIVE ASSISTANT         37           X
------------------------------------------------------------------------------------------
ADMINISTRATIVE ASSISTANT         38           X
------------------------------------------------------------------------------------------
ADMINISTRATIVE ASSISTANT         50           X
------------------------------------------------------------------------------------------
ADMINISTRATIVE ASSISTANT,
ASSISTANT SECRETARY              55           X
------------------------------------------------------------------------------------------
ADMINISTRATIVE ASSISTANT,
OFFICE MANAGER                   60           X
------------------------------------------------------------------------------------------
ASSISTANT GENERAL COUNSEL        33                             X
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                          PLAN-BASED     AGREEMENT-BASED     NOT PRESENTLY
           JOB TITLE             AGE      SEVERANCE         SEVERANCE          ELIGIBLE
------------------------------------------------------------------------------------------
CHIEF EXECUTIVE OFFICES          46                                                X
------------------------------------------------------------------------------------------
DEPUTY GENERAL COUNSEL           41                             X
------------------------------------------------------------------------------------------
DIRECTOR - CORPORATE FINANCE
& DEVELOPMENT                    30           X
------------------------------------------------------------------------------------------
EXECUTIVE VICE PRESIDENT-
GENERAL COUNSEL                  56                             X
------------------------------------------------------------------------------------------
HUMAN RESOURCES                  39           X
------------------------------------------------------------------------------------------
IT DEVELOPMENT                   51           X
------------------------------------------------------------------------------------------
LEGAL ASSISTANT                  53           X
------------------------------------------------------------------------------------------
MANAGER, IT                      36           X
------------------------------------------------------------------------------------------
MANAGER, ACCOUNTING              38           X
------------------------------------------------------------------------------------------
MANAGER, ACCOUNTING              40           X
------------------------------------------------------------------------------------------
MANAGER, ACCOUNTING              41           X
------------------------------------------------------------------------------------------
MANAGER, CORPORATE
DEVELOPMENT                      30           X
------------------------------------------------------------------------------------------
MANAGER, INVESTOR RELATIONS      32           X
------------------------------------------------------------------------------------------
MANAGER, TELECOM                 30           X
------------------------------------------------------------------------------------------
MANAGING DIRECTOR - LEGAL        38           X
------------------------------------------------------------------------------------------
RECEPTIONIST                     28           X
------------------------------------------------------------------------------------------
RECEPTIONIST                     50           X
------------------------------------------------------------------------------------------
VICE PRESIDENT, CONTROLLER       44                             X
------------------------------------------------------------------------------------------
SENIOR VICE PRESIDENT-FINANCE    33                             X
------------------------------------------------------------------------------------------

                                    EXHIBIT C

Bonus for Gregg Gorelick = $150,000 x 0.5 x Relevant Percentage

The Relevant Percentage will be defined by the following table:

            H1 UFCF                        RELEVANT
         (in millions)                    PERCENTAGE
< L108.1                                      0.0%
> or = to L108.1 but < L113.6                50.0%
> or = to L113.6 but < L117.2                75.0%
> or = to L117.2 but < L122.4               100.0%
> or = to L122.4 but < L127.7               125.0%
> or = to L127.7 but < L132.9               150.0%
> or = to L132.9 but < L138.1               175.0%
> or = to L138.1                            200.0%

Therefore, by way of example, if an employee's target bonus was $100,000 and the Company's H1 UFCF was L120.0 million, then the employee's Bonus would be equal to $100,000 x 0.5 x 100.0% or $50,000.

H1 is defined as the accounting period from January 1, 2003 to June 30, 2003.

UFCF is defined as unlevered free cash flow of the NTL Group as a whole and shall be calculated for purposes of this Agreement on the same basis as it is calculated for the relevant period under the Company's 2003 Bonus Scheme, for the employees of the NTL Group generally.

                                    EXHIBIT D

                              [COMPANY LETTERHEAD]

                                                                August ___, 2003

BY HAND DELIVERY & FACSIMILE

Continental Stock Transfer & Trust Company
Attention:  Steven Nelson
17 Battery Place, 8th Floor
New York, New York 10004-1102
Facsimile:  (212) 509-5150

Dear Mr. Nelson:

                  NTL Incorporated ("NTL") hereby authorizes and directs Continental Stock Transfer & Trust Company, pursuant to Paragraph 4 of the Escrow Agreement, dated April 16, 2003, among the Company and certain of its executives, including Gregg Gorelick, to release immediately 13,975 shares of NTL to Gregg Gorelick. Such shares should be delivered to Gregg Gorelick, 208 Liberty Corner Road, Far Hills, New Jersey 07931.

                                          Sincerely,

                                          J. Barclay Knapp
                                          President - Chief Executive Officer
                                          NTL Incorporated

                                    EXHIBIT E

                                 Gregg Gorelick
                             208 Liberty Corner Road
                           Far Hills, New Jersey 07931

                                                                   June __, 2003

BY HAND

NTL Incorporated
Attention:  J. Barclay Knapp
l10 East 59th Street, 26th Floor
New York, New York 10022

                        Re:  Resignation

To J. Barclay Knapp:

                  Effective August 15, 2003, I hereby resign from any and all boards and office or director positions, if any, with the Company and any of its parents, subsidiaries or affiliates. I also agree to execute any other documents necessary to effectuate such resignation.

                                          Sincerely,

                                          Gregg Gorelick

                                    EXHIBIT F

                 NON-QUALIFIED AND INCENTIVE STOCK OPTION NOTICE

Dear Gregg Gorelick:

This Option Notice (the "Notice") dated as of April 11, 2003 (the "Grant Date") is being sent to you by NTL INCORPORATED including any successor company, (the "Company"). As you are presently serving as an employee of NTL Incorporated or one of its Subsidiary Corporations in recognition of your services and pursuant to the 2003 NTL Incorporated Stock Option Plan (the "Plan"), the Company has granted you the Option provided for in this Notice. The Option is subject to the terms and conditions set forth in the Plan, which is incorporated herein by reference, and defined terms used but not defined in this Notice shall have the meaning set forth in the Plan.

1. GRANT OF OPTION. The Company hereby irrevocably grants to you, as of the Grant Date, an Option to purchase up to 6,000 shares of the Company's Common Stock at a price of $9 per share (the "First Tranche") and an Option to purchase up to 6,000 shares of the Company's Common Stock at a price of $15 per share (the "Second Tranche") and collectively with the First Tranche (the "Option"). The First Tranche is not intended to qualify as an Incentive Stock Option under U.S. tax laws or as an "approved option" under UK tax laws. The Second Tranche is intended to qualify as an Incentive Stock Option under U.S. tax laws and the Company will treat it as such to the extent permitted by applicable law.

2. VESTING. Each of the First Tranche and the Second Tranche shall vest with respect to 20% of the shares covered thereby on April 11, 2004 and each such Tranche shall vest with respect to an additional 20% of such shares on each April 11th thereafter until fully vested, provided that you are employed by the Company or one of its Subsidiary Corporations on each such vesting date. Notwithstanding the foregoing, in the event of a termination of your employment other than a termination by the Company for Cause, each of the First Tranche and the Second Tranche shall become vested as to 100% of the shares covered thereby.

3. EXERCISE PERIOD. Except as set forth above in paragraph 2, the Option shall stop vesting immediately upon the termination of your employment and any portion of the Option that is not vested at the time of termination of your employment shall immediately be forfeited and cancelled. Your right to exercise that portion of the Option that is vested at the time of your termination shall terminate on the earlier of the following dates: (a) three months after the Severance Period (as defined below) ends in connection with your termination other than for Cause; (b) one year after your termination resulting from your retirement, Disability or death; (c) the date on which your employment is terminated for Cause; or (d) April 10, 2013. For purposes of this Agreement "Severance Period" shall mean the number of years equal to the number multiplied by your base salary to determine the amount of severance payable to you under your severance agreement.

4. MANNER OF EXERCISE. The Option may be exercised by delivery to NTL Incorporated, Attn: Robert Mackenzie/Stock Options at its office (NTL House, 10 Bartley Way, Bartley

Wood, Hook, Hampshire RG24 9XA) of a notice in the form attached signed by the person entitled to exercise the Option, specifying the number of shares which such person wishes to purchase, together with a certified or bank check or cash (or such other manner of payment as permitted by the Plan) for the aggregate option price for that number of shares and any required withholding (including a payment sufficient to indemnify the Company or any Subsidiary of the Company in full against any and all liability to account for any tax or duty payable and arising by reason of the exercise of the Option).

5. TRANSFERABILITY. Neither this Option nor any interest in this Option may be transferred other than by will or the laws of descent or distribution, and this Option may be exercised during your lifetime only by you or your guardian or legal representative.

                                          NTL INCORPORATED

                                          By: /s/ J. Barclay Knapp
                                              ------------------------------
                                                Name:
                                                Title:

                                                                  EXECUTION COPY

                                     RELEASE

                  This Release ("Release") is entered into between Gregg Gorelick (the "Executive") and NTL Incorporated (the "Company") on the dates indicated below.

                  1.       EXECUTIVE RELEASE.

                           (a)      The Executive, on behalf of the Executive,
the Executive's heirs, executors, administrators, successors and assigns, hereby irrevocably, unconditionally, voluntarily, knowingly and willingly releases and forever discharges the Company, its parents, their subsidiaries, divisions and affiliates, together with their respective officers, directors, partners, shareholders, employees, agents, attorneys and representatives, and any of their predecessors and successors and each of their estates, heirs and assigns (collectively, the "Company Releasees"), from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, rights, costs, losses, causes of action and demands, debts or expenses of any nature whatsoever, known or unknown, that the Executive or the Executive's heirs, executors, administrators, successors or assigns ever had, now have or hereafter can, will or may have against the Company or the Company Releasees by reason of any matter, cause or thing whatsoever from the beginning of time to the date of this Release, except as set forth in Paragraph 1(b) below, including, but not limited to, any rights or claims relating in any way to (i) the Executive's employment relationship with the Company or the Company's decision to terminate the Executive's employment, (ii) all claims for attorneys' fees, punitive or consequential damages and (iii) all claims arising under any federal, state and local labor, employment and/or anti-discrimination laws including, without limitation, the federal Age Discrimination in Employment Act of 1967, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1990, the Americans with Disabilities Act of 1990, the Employee Retirement Income Security Act of 1974, the Family and Medical Leave Act of 1993, the New York State and City Human Rights Law, each as amended, and any other federal, state, local or foreign law or judicial decision. The Executive further agrees that the Company does not owe the Executive any further wages, compensation or benefits, except the wages, compensation and benefits specifically enumerated in the severance agreement to which this Release is attached (the "Severance Agreement").

                           (b)      Nothing in this Release shall be deemed to
release (i) the Executive's right to indemnification under Section 10 of the Employment Agreement, or any other indemnification rights that may exist under Delaware law or pursuant to the Company's certificate of incorporation or by-laws, (ii) the Executive's right to any vested benefit under the Company's 401 (k) plan and any options granted pursuant to the 2003 NTL Incorporated Stock Option Plan or (iii) the Executive's rights as set forth under the Severance Agreement.

                           (c)      The Executive acknowledges and agrees that
the Company has fully satisfied any and all obligations owed to the Executive arising out of the Executive's employment with the Company, and no further sums are owed to the Executive by the Company or any of the other Company Releasees, except as expressly provided in the Severance Agreement.

                           (d)      The Executive represents that the Executive
has no complaints, charges or lawsuits pending against the Company or any of the other Company Releasees. The Executive acknowledges and agrees that the Executive and the Executive's heirs, executors, administrators, successors or assigns shall not, directly or indirectly, be entitled to any personal recovery in any lawsuit or other claim against the Company or any other Company Releasees based on any event arising out of the matters released in this Paragraph 1.

                  2. COMPANY RELEASE. The Company knowingly and willingly releases and forever discharges the Executive from any and all charges, complaints, claims, promises, agreements, controversies, causes of action and demands of any nature whatsoever that the Company now has or hereafter can, shall or may have against the Executive by reason of any matter, cause or thing whatsoever arising from the beginning of time to the date of this Release, provided, however, that nothing herein is intended to release any claim the Company may have against the Executive for any illegal conduct. Notwithstanding the foregoing, the release set forth in this paragraph shall not release the Executive from the Executive's obligations in the Severance Agreement or any of Executive's continuing obligations in the Employment Agreement.

                  3. CONSULTATION WITH ATTORNEY/VOLUNTARY AGREEMENT. The Executive acknowledges that (i) the Company has advised the Executive of the Executive's right to consult with an attorney of the Executive's choosing prior to signing this Release, (ii) the Executive has consulted with an attorney regarding the terms of this Release prior to executing it, (iii) the Executive has carefully read and fully understands all of the provisions of this Release and (iv) the Executive is entering into this Release, including the releases set forth in Paragraph 1 above, knowingly, freely and voluntarily in exchange for good and valuable consideration.

                  4.       CONSIDERATION & REVOCATION PERIOD.

                           (a)      The Executive acknowledges that the
Executive has been given at least forty-five (45) calendar days to consider the terms of this Release, as well as the information attached hereto.

                           (b)      The Executive will have seven (7) calendar
days from the date on which the Executive signs this Release to revoke the Executive's consent to this Release. The Executive shall make such revocation in writing and shall send such writing to J. Barclay Knapp, NTL Incorporated, l 10 East 59th Street, 26th Floor, New York, New York 10022, fax number: (212) 752-1157. The Company must receive such notice of revocation within the seven
(7) calendar days referenced above. Provided that the Executive does not revoke this Release, this Release shall become effective on the eighth calendar day after the date on which the Executive signs this Release.

                           (c)      In the event of a revocation under Paragraph
4(b) of this Release by the Executive, Paragraphs 2(b), 2(d) and 2(e) of the Severance Agreement and this Release in its entirety shall become null and void. In the event the Company fails to execute this Release, the provisions of Paragraph 1 of this Release shall become null and void.

                  5. NO ADMISSION OF WRONGDOING. Nothing herein is to be deemed to constitute an admission of wrongdoing by the Company or any of the other Company Releasees or the Executive.

                  6. NO ORAL MODIFICATION; NO WAIVERS. This Release may not be changed orally, but may be changed only in a writing signed by the Executive and a duly authorized representative of the Company. The failure of the Executive or the Company to enforce any of the terms, provisions or covenants of this Release will not be construed as a waiver of the same or of the right of such party to enforce the same. Waiver by either the Executive or the Company of any breach or default by the other party of any term or provision of this Release will not operate as a waiver of any other breach or default.

                  7. ASSIGNMENT. This Release is personal to the Executive and may not be assigned by the Executive, and is binding on and shall inure to the benefit of the Company and the other Company Releasees.

                  8. DESCRIPTIVE HEADINGS. The paragraph headings contained herein are for reference purposes only and will not in any way affect the meaning or interpretation of this Release.

                  9. ENFORCEABILITY. In the event that any one or more of the provisions of this Release is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remainder hereof will not in any way be affected or impaired thereby and any such provision or provisions will be enforced to the fullest extent permitted by law.

                  10. ENTIRE AGREEMENT. This Release, the Severance Agreement and the Employment Agreement (as modified by the Severance Agreement) set forth the entire understanding between the Executive and the Company and supersede all prior agreements, representations, discussions, and understandings concerning the subject matter hereof. The Executive represents that, in executing this Release, the Executive has not relied upon any representation or statement made by the Company or any other Company Releasees, other than those set forth herein, with regard to the subject matter, basis or effect of this Release or otherwise.

                  11. GOVERNING LAW. This Release shall be construed and enforced according to the laws of the State of New York, without giving effect to its principles of conflicts of law.

                  IN WITNESS WHEREOF, Executive and a duly authorized representative of the Company have executed this Release on the dates indicated below.

EXECUTIVE                      NTL INCORPORATED

/s/ Gregg Gorelick   8/7/03    /s/ J. Barclay Knapp                     8/7/03
------------------   ------    --------------------                     --------
Gregg Gorelick       Date      J. Barclay Knapp                         Date
                               President - Chief Executive Officer
                               NTL Incorporated

                              ATTACHMENT TO RELEASE

                  1. The decisional unit is all employees who work out of, or are affiliated with, the New York office of the Company.

                  2. In connection with transferring certain functions to its United Kingdom office, the Company has decided to reduce its New York workforce on August 15, 2003 (the "Termination Date").

                  3. All full-time employees of the Company, other than employees with individual severance agreements or employment agreements in effect or whose employment is covered by a collective bargaining agreement, are eligible for certain severance benefits under the NTL Incorporated Severance Plan (the "Plan-Based Severance") upon a termination without "Cause" (as defined in the Plan).

                  4. Employees with employment agreements are eligible for certain severance benefits upon a termination without "Cause" (as defined in each individual employment agreement) under the terms of their individual employment agreements (the "Agreement-Based Severance").

                  5. All employees will have forty-five (45) calendar days to consider the terms of the Release. All employees must sign the release on, or within the eight calendar days prior to, August 15, 2003. Once an employee signs the Release, such employee will have seven (7) calendar days to revoke the Release.

                  6. The following is a list of all employees, who work out of or are affiliated with the New York office, by title, age and whether they are eligible for the Plan-Based Severance, Agreement-Based Severance or not presently eligible for either:

------------------------------------------------------------------------------------------
                                          PLAN-BASED     AGREEMENT-BASED     NOT PRESENTLY
        JOB TITLE                AGE      SEVERANCE         SEVERANCE          ELIGIBLE
------------------------------------------------------------------------------------------
ACCOUNTING CLERK                  23           X
------------------------------------------------------------------------------------------
ADMINISTRATIVE ASSISTANT          29           X
------------------------------------------------------------------------------------------
ADMINISTRATIVE ASSISTANT          37           X
------------------------------------------------------------------------------------------
ADMINISTRATIVE ASSISTANT          38           X
------------------------------------------------------------------------------------------
ADMINISTRATIVE ASSISTANT          50           X
------------------------------------------------------------------------------------------
ADMINISTRATIVE ASSISTANT,
ASSISTANT SECRETARY               55           X
------------------------------------------------------------------------------------------
ADMINISTRATIVE ASSISTANT,
OFFICE MANAGER                    60           X
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                          PLAN-BASED     AGREEMENT-BASED     NOT PRESENTLY
           JOB TITLE             AGE      SEVERANCE         SEVERANCE          ELIGIBLE
------------------------------------------------------------------------------------------
ASSISTANT GENERAL COUNSEL         33                            X
------------------------------------------------------------------------------------------
CHIEF EXECUTIVE OFFICES           46                                               X
------------------------------------------------------------------------------------------
DEPUTY GENERAL COUNSEL            41                            X
------------------------------------------------------------------------------------------
DIRECTOR - CORPORATE FINANCE
& DEVELOPMENT                     30           X
------------------------------------------------------------------------------------------
EXECUTIVE VICE PRESIDENT-
GENERAL COUNSEL                   56                            X
------------------------------------------------------------------------------------------
HUMAN RESOURCES                   39           X
------------------------------------------------------------------------------------------
IT DEVELOPMENT                    51           X
------------------------------------------------------------------------------------------
LEGAL ASSISTANT                   53           X
------------------------------------------------------------------------------------------
MANAGER, IT                       36           X
------------------------------------------------------------------------------------------
MANAGER, ACCOUNTING               38           X
------------------------------------------------------------------------------------------
MANAGER, ACCOUNTING               40           X
------------------------------------------------------------------------------------------
MANAGER, ACCOUNTING               41           X
------------------------------------------------------------------------------------------
MANAGER, CORPORATE
DEVELOPMENT                       30           X
------------------------------------------------------------------------------------------
MANAGER, INVESTOR RELATIONS       32           X
------------------------------------------------------------------------------------------
MANAGER, TELECOM                  30           X
------------------------------------------------------------------------------------------
MANAGING DIRECTOR - LEGAL         38           X
------------------------------------------------------------------------------------------
RECEPTIONIST                      28           X
------------------------------------------------------------------------------------------
RECEPTIONIST                      50           X
------------------------------------------------------------------------------------------
VICE PRESIDENT, CONTROLLER        44                            X
------------------------------------------------------------------------------------------
SENIOR VICE PRESIDENT-FINANCE     33                            X
------------------------------------------------------------------------------------------

                                       2